UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):     June 3, 2008




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        000-26393                    06-1542480
---------------                ----------------              -------------------
(State or other                (Commission File              (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


          23 Old Kings Highway South, Darien, CT                 06820
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code:    (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (e)

     At the Annual Meeting of Stockholders of Jupitermedia Corporation (the "Company") held on June 3, 2008, the Company's stockholders approved the Company's 2008 Stock Incentive Plan (the "Plan"). The Plan, along with the form of Incentive Stock Option Agreement and the form of Nonqualified Stock Option Agreement were previously approved and adopted by the Company's Board of Directors (the "Board") on April 28, 2008. The Plan was approved and adopted subject to stockholder approval.

     The Plan will be administered by the Compensation Committee of the Board (the "Compensation Committee") and allows for the grant of incentive stock options, nonqualified stock options, restricted stock, performance-based awards and other stock-based awards.

     Subject to certain antidilution adjustments, an aggregate of 4,000,000 shares of the Company's common stock may be issued under the Plan. In addition to this 4,000,000 base share reserve, up to 689,048 shares of common stock remaining available for issuance under the Company's 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the "1999 Plan") upon its expiration, together with up to 6,383,294 shares of common stock underlying outstanding awards granted under the 1999 Plan that remain undelivered following any expiration, cancellation, forfeiture, cash settlement, or other termination of such awards, may also be available for grant under the Plan.

     The summary of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits:

     10.1  Jupitermedia Corporation 2008 Stock Incentive Plan.

     10.2  Jupitermedia Corporation Form of Incentive Stock Option Agreement.

     10.3  Jupitermedia Corporation Form of Nonqualified Stock Option Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JUPITERMEDIA CORPORATION


                                   By:  /s/ Donald J. O'Neill
                                        ----------------------------------------
                                   Name:   Donald J. O'Neill
                                   Title:  Vice President and Chief Financial
                                           Officer


Date: June 9, 2008


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                                  EXHIBIT INDEX


Exhibits:
--------

     10.1  Jupitermedia Corporation 2008 Stock Incentive Plan.

     10.2  Jupitermedia Corporation Form of Incentive Stock Option Agreement.

     10.3  Jupitermedia Corporation Form of Nonqualified Stock Option Agreement.